SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 15, 2005

SIGNATURE LEISURE, INC.

(Exact Name of Registrant as Specified in its Charter)

Colorado

(State of Organization)

000-49600

(Commission File Number)

50-0012982

(I.R.S. Employer Identification No.)

     100 Candace Drive, Suite 100 Maitland, Florida 32751

(Address of Principal Executive Offices)

(407) 599-2886

Registrants Telephone Number

(Former Name or Address of Registrant)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[	] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[	] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[	] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[	] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SIGNATURE LEISURE, INC. Report on Form 8-K

Section 2 – Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets

Date of Completion

The date of completion of the transaction reported herein is February 15, 2005.

Description of Assets

The parties: Signature Leisure, Inc., a Colorado based corporation and Parker Productions, a sole proprietorship operating in the State of Florida as a modeling/event planning and staffing company. Whereby, Signature Leisure, Inc. and Parker Productions have effected an acquisition by Signature Leisure, Inc. of all of the working assets used in the operations of Parker Productions including the website www.parkerproductions.com, the contact list and files of Parker Production’s models and clients, and the use of the name of “Parker Productions”.

Identity of Person(s)

The acquisition of assets of Parker Productions by Signature Leisure, Inc. was conducted through Jill Reynolds, Parker Productions and Stephen W. Carnes, President, Signature Leisure, Inc. No material relationship, other than in respect of the transaction, existed between Jill Reynolds and Signature Leisure, Inc. or any of its affiliates, or any director or officer of Signature Leisure, Inc., or any associate of any director or officer of Signature Leisure, Inc.

In respect to the transaction reported; a Letter of Intent by and between Signature Leisure, Inc. and Parker Productions was entered into on November 12, 2004. Also on November 12, 2004, and in relation to the transaction reported, a Consulting Agreement was made by and between Signature Leisure, Inc. and Jill Reynolds for a term of six months. Consultant’s duties under the agreement provide that Jill Reynolds shall be available to answer questions by Signature Leisure, Inc. about the operations of Parker Productions and modeling and event staffing. Pursuant to the Consulting Agreement, Jill Reynolds shall be compensated by Signature Leisure, Inc. at $2,500 per month in cash or free trading stock/shares of Signature Leisure, Inc.

Nature and Amount of Consideration

Signature Leisure, Inc. for the acquisition of all of the working assets of Parker Productions discloses the nature and amount of consideration given, as follows;

1.	A Purchase Price of $20,000 cash.
2.	A structured agreement to pay 2% of the net profits of the Parker Productions division to Jill Reynolds, for as long as Signature Leisure, Inc. owns Parker Productions or for a minimum of 10 years, whichever period of time is longer.

3.	Ear-marked $20,000 cash as “seed capital” for use within the Parker Productions division.

Section 9 – Financial Statements and Exhibits

Item 9.01 – Exhibits

Financial Statements that may be required by this item are currently unavailable and will be filed by amendment to this report no later than 71 days from the required filing date of this report on Form 8-K.

Signature Leisure, Inc. includes herein the following exhibits:

Exhibit	Description

2.1	Letter of Intent – Acquisition of Assets of Parker Production, by and between
Signature Leisure, Inc. and Jill Reynolds, Parker Productions, November 12, 2004
2.2	Consulting Agreement - Signature Leisure, Inc. and Jill Reynolds, November 12, 2004
2.3	Closing Document for Parker Production, by and between
Signature Leisure, Inc. and Parker Productions, February 15, 2005

SIGNATURE LEISURE, INC. Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIGNATURE LEISURE, INC.

Date: February 18, 2005	By:	\s\ Stephen W. Carnes, President

Stephen W. Carnes, President